Exhibit 10.1
Execution Version

AMENDMENT NO. 6 TO SUPERPRIORITY SECURED DEBTOR-IN-
POSSESSION CREDIT AGREEMENT

AMENDMENT No. 6, dated as of June 30, 2016 (this “Amendment”), to that certain Superpriority Secured Debtor-In-Possession Credit Agreement dated as of August 6, 2015 (as previously amended, the “Existing Credit Agreement” and, as so amended hereby, the “Credit Agreement”) among, inter alios, ALPHA NATURAL RESOURCES, INC., a Delaware corporation and a debtor and debtor-in-possession in the Cases (the “Borrower”), the SUBSIDIARY GUARANTORS party thereto from time to time, each a debtor and debtor-in-possession in the Cases, the LENDERS party thereto from time to time, the ISSUING BANKS party thereto from time to time, Citibank, N.A., as Administrative Agent (the “Administrative Agent”) and the other agents party thereto.

W I T N E S S E T H :
WHEREAS, the parties hereto desire to amend the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement (or Existing Credit Agreement, if context so requires). Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. Each reference to the “Credit Agreement” or “thereunder”, “thereof” or “therein” in respect of the Existing Credit Agreement, and each other similar reference, contained in any other Loan Document shall, after this Amendment becomes effective, similarly refer to the Credit Agreement as amended hereby.
SECTION 2. Amendments to the Existing Credit Agreement.
(a)    Section 1.01 of the Existing Credit Agreement is hereby amended as follows:
(i) by deleting and replacing the existing defined term “PLR Capex” with the following:
“PLR Capex” shall mean Capital Expenditures in respect of PLR or its related businesses.”

(ii) by amending the existing defined term “Consolidated Liquidity” to insert the following immediately prior to the “.” at the end thereof:
“; provided further that the Borrower shall be permitted to add back to Consolidated Liquidity the amount of all fees, expenses, taxes and bid protection payments paid by the Borrower or any of its Subsidiaries in connection with the sale of PLR, but, with the exception of the amount of the foregoing payments so paid, no other proceeds of the sale of PLR shall be included in Consolidated Liquidity”
(b)    Clause (h) of Section 5.17 of the Existing Credit Agreement is hereby amended by deleting the words “June 30, 2016” and immediately replacing with the words “July 12, 2016”.
(c)    Clause (i) of Section 5.17 of the Existing Credit Agreement is hereby amended by deleting the words “July 18, 2016” and immediately replacing with the words “July 31, 2016”.
(d)    Clause (b) of Section 6.10 of the Existing Credit Agreement is hereby amended and restated as follows:
(b) Cumulative Coal Capital Expenditures. Make or become legally obligated to make any Capital Expenditure, except for Capital Expenditures (excluding PLR Capex) in the ordinary course of business not exceeding, in a cumulative amount for the Borrower and its Subsidiaries on a consolidated basis: (i) for the period from and including February 26, 2016 to and including April 1, 2016, $23,100,000 (in the aggregate), (ii) subject to Section 6.16, for the period from and including February 26, 2016 to and including May 20, 2016, $47,200,000 (in the aggregate); (iii) for the period from and including May 20, 2016 to and including June 24, 2016, $21,200,000 (in the aggregate) and (iv) for the period from and including May 20, 2016 to and including August 5, 2016, $52,700,000 (in the aggregate).
(e)    Clause (c) of Section 6.10 of the Existing Credit Agreement is hereby deleted in its entirety.
(f)    Clause (iii) of Section 6.14 of the Existing Credit Agreement is hereby amended by deleting line for May 20, 2016 at the end of the table set forth therein.
(g)    Clause (iv) of Section 6.14 of the Existing Credit Agreement is hereby deleted and replaced with the following:

(iv) Consolidated Liquidity, as of the close of business on any Business Day from and after May 20, 2016 to be less than the amount specified in the following table:

Week Ended	Minimum Liquidity
May 20, 2016	$1,026.0 million
May 27, 2016	$1,005.9 million
June 3, 2016	$963.4 million
June 10, 2016	$954.1 million
June 17, 2016	$939.6 million
June 24, 2016	$935.5 million
July 1, 2016	$927.5 million
July 8, 2016	$925.5 million
July 15, 2016	$912.3 million
July 22, 2016	$889.4 million
July 29, 2016	$862.2 million
August 5, 2016	$838.6 million

(h)    Section 6.16 of the Existing Credit Agreement is hereby deleted in its entirety.
SECTION 3. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York and (to the extent applicable) the Bankruptcy Code.
SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
SECTION 5. Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.
SECTION 6. Loan Document. This Amendment shall constitute a Loan Document.
SECTION 7. Representations and Warranties. The Borrower represents and warrants that (i) the representations and warranties set forth in Article III of the Existing Credit Agreement are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse

Effect” or any similar qualifier, in which case they are true and correct in all respects) as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof.
SECTION 8. Effectiveness. The Amendment and the amendments contained in Section 2 hereof shall be effective as of the date and year first written above.
SECTION 9. Certain Other Consequences of Effectiveness; Reaffirmation.
(a)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the other Loan Parties, any Guarantor, or any other party under the Existing Credit Agreement or any other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(b)    By signing this Amendment, each Loan Party hereby confirms and reaffirms that (i) the obligations of each of the Loan Party under the Loan Documents, as amended hereby, constitute “Obligations” (as defined in the Existing Credit Agreement) and are entitled to the benefit of the guarantees and the security interests set forth in the Security Documents or any other Loan Documents, (ii) the Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, and (iii) all Liens granted, conveyed or assigned to the Collateral Agent by such Loan Party pursuant to each Loan Document to which it is party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as amended hereby.
[Remainder of this page left blank intentionally.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ALPHA NATURAL RESOURCES, INC., as the Borrower

By:	/s/ Andy Eidson
Name:	Andy Eidson
Title:	Executive Vice President & Chief Financial Officer

GUARANTORS:

ALPHA AMERICAN COAL COMPANY, LLC
THUNDER MINING COMPANY II, INC.
ALEX ENERGY, INC.
ALPHA AMERICAN COAL HOLDING, LLC
ALPHA APPALACHIA HOLDINGS, INC.
ALPHA APPALACHIA SERVICES, INC.
ALPHA COAL RESOURCES COMPANY, LLC
ALPHA COAL SALES CO., LLC
ALPHA COAL WEST, INC.
ALPHA EUROPEAN SALES, INC.
ALPHA INDIA, LLC
ALPHA LAND AND RESERVES, LLC
ALPHA MIDWEST HOLDING COMPANY
ALPHA NATURAL RESOURCES, LLC
ALPHA NATURAL RESOURCES INTERNATIONAL, LLC
ALPHA NATURAL RESOURCES SERVICES, LLC ALPHA PA COAL TERMINAL, LLC
ALPHA SHIPPING AND CHARTERING, LLC
ALPHA SUB EIGHT, LLC
ALPHA SUB ELEVEN, INC.
ALPHA SUB NINE, LLC
ALPHA SUB ONE, LLC
ALPHA SUB TEN, INC.
ALPHA SUB TWO, LLC
ALPHA TERMINAL COMPANY, LLC
ALPHA WYOMING LAND COMPANY, LLC
AMFIRE, LLC
AMFIRE HOLDINGS, LLC
AMFIRE MINING COMPANY, LLC

APPALACHIA COAL SALES COMPANY, INC. APPALACHIA HOLDING COMPANY ARACOMA COAL COMPANY, INC.
AXIOM EXCAVATING AND GRADING SERVICES, LLC
BANDMILL COAL CORPORATION
BANDYTOWN COAL COMPANY
BARBARA HOLDINGS INC.
BARNABUS LAND COMPANY
BELFRY COAL CORPORATION
BIG BEAR MINING COMPANY
BLACK CASTLE MINING COMPANY, INC.
BLACK KING MINE DEVELOPMENT CO.
BLACK MOUNTAIN CUMBERLAND RESOURCES, INC.
BOONE EAST DEVELOPMENT CO.
BROOKS RUN MINING COMPANY, LLC
COAL GAS RECOVERY II, LLC PENNSYLVANIA LAND RESOURCES, LLC
BROOKS RUN SOUTH MINING, LLC
BUCHANAN ENERGY COMPANY, LLC
CASTLE GATE HOLDING COMPANY
CLEAR FORK COAL COMPANY
CRYSTAL FUELS COMPANY
CUMBERLAND COAL RESOURCES, LP (By:
Pennsylvania Services Corporation, as general partner)
DEHUE COAL COMPANY
DELBARTON MINING COMPANY
DELTA MINE HOLDING COMPANY
DFDSTE CORP.
DICKENSON-RUSSELL COAL COMPANY, LLC
DICKENSON-RUSSELL LAND AND RESERVES, LLC
DRIH CORPORATION
DUCHESS COAL COMPANY
EAGLE ENERGY, INC.
ELK RUN COAL COMPANY, INC.
EMERALD COAL RESOURCES, LP (By:
Pennsylvania Services Corporation, as general partner)
ENTERPRISE MINING COMPANY, LLC
ESPERANZA COAL CO., LLC
FOUNDATION MINING, LLC

FOUNDATION PA COAL COMPANY, LLC
FOUNDATION ROYALTY COMPANY
FREEPORT MINING, LLC
FREEPORT RESOURCES COMPANY, LLC
GOALS COAL COMPANY
GREEN VALLEY COAL COMPANY
GREYEAGLE COAL COMPANY
HARLAN RECLAMATION SERVICES LLC
HERNDON PROCESSING COMPANY, LLC
HIGHLAND MINING COMPANY
HOPKINS CREEK COAL COMPANY
INDEPENDENCE COAL COMPANY, INC.
JACKS BRANCH COAL COMPANY
JAY CREEK HOLDING, LLC
KANAWHA ENERGY COMPANY
KEPLER PROCESSING COMPANY, LLC
KINGSTON MINING, INC.
KINGWOOD MINING COMPANY, LLC
KNOX CREEK COAL CORPORATION
LAUREN LAND COMPANY
LAXARE, INC.
LITWAR PROCESSING COMPANY, LLC
LOGAN COUNTY MINE SERVICES, INC.
LONG FORK COAL COMPANY
LYNN BRANCH COAL COMPANY, INC.
MAPLE MEADOW MINING COMPANY
MARFORK COAL COMPANY, INC.
MARTIN COUNTY COAL CORPORATION
MAXXIM REBUILD CO., LLC
MAXXIM SHARED SERVICES, LLC
MAXXUM CARBON RESOURCES, LLC
MCDOWELL-WYOMING COAL COMPANY, LLC
MILL BRANCH COAL CORPORATION
NEW RIDGE MINING COMPANY
NEW RIVER ENERGY CORPORATION
NEWEAGLE INDUSTRIES, INC.
NICEWONDER CONTRACTING, INC.
NORTH FORK COAL CORPORATION
OMAR MINING COMPANY
PARAMONT COAL COMPANY VIRGINIA, LLC
PAYNTER BRANCH MINING, INC.
PEERLESS EAGLE COAL CO.

PENNSYLVANIA LAND HOLDINGS COMPANY, LLC
PENNSYLVANIA LAND RESOURCES HOLDING COMPANY, LLC
PENNSYLVANIA SERVICES CORPORATION PERFORMANCE COAL COMPANY
PETER CAVE MINING COMPANY
PIGEON CREEK PROCESSING CORPORATION
PILGRIM MINING COMPANY, INC.
PIONEER FUEL CORPORATION
PLATEAU MINING CORPORATION
POWER MOUNTAIN COAL COMPANY PREMIUM ENERGY, LLC
RAWL SALES & PROCESSING CO.
REPUBLIC ENERGY, INC.
RESOURCE DEVELOPMENT LLC
RESOURCE LAND COMPANY LLC
RIVER PROCESSING CORPORATION
RIVERSIDE ENERGY COMPANY, LLC RIVERTON COAL PRODUCTION INC.
ROAD FORK DEVELOPMENT COMPANY, INC.
ROBINSON-PHILLIPS COAL COMPANY
ROCKSPRING DEVELOPMENT, INC.
ROSTRAVER ENERGY COMPANY
RUM CREEK COAL SALES, INC.
RUSSELL FORK COAL COMPANY
SHANNON-POCAHONTAS COAL CORPORATION
SHANNON-POCAHONTAS MINING COMPANY
SIDNEY COAL COMPANY, INC.
SPARTAN MINING COMPANY
STIRRAT COAL COMPANY
SYCAMORE FUELS, INC.
T. C. H. COAL CO.
TENNESSEE CONSOLIDATED COAL COMPANY
TRACE CREEK COAL COMPANY
TWIN STAR MINING, INC.
WABASH MINE HOLDING COMPANY
WARRICK HOLDING COMPANY
WEST KENTUCKY ENERGY COMPANY
WHITE BUCK COAL COMPANY
WILLIAMS MOUNTAIN COAL COMPANY WYOMAC COAL COMPANY, INC., each as a Guarantor

Executing this Agreement as an authorized officer of each of the foregoing persons on behalf of and so as to bind the persons named above under the caption “Guarantors”

By:	/s/ Mark M. Manno
Name:	Mark M. Manno
Title:	Secretary

CITIBANK, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Allister Chan
Name: Allister Chan
Title: Vice President